                                                                  Exhibit 10(EE)


                              REMARKETING AGREEMENT

                                      Among

              ALLEGHENY COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY,


                         PNC BANK, NATIONAL ASSOCIATION,


                               UNITEL VIDEO, INC.


                                       and


                            RRZ PUBLIC MARKETS, INC.


                            Dated as of July 1, 1997


                                   Relating to


              ALLEGHENY COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY
                       VARIABLE RATE DEMAND REVENUE BONDS
                                   SERIES 1997
                          (UNITEL MOBILE VIDEO PROJECT)

      This REMARKETING AGREEMENT, dated as of July 1, 1997 (the "Agreement"), among the ALLEGHENY COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the "Authority"), PNC BANK, NATIONAL ASSOCIATION (the "Trustee"), UNITEL VIDEO INC. (the "Corporation") and RRZ PUBLIC MARKETS, INC. (the "Remarketing Agent").

                            W I T N E S S E T H :

      WHEREAS, the Authority has issued its $5,000,000 Variable Rate Demand Revenue Bonds, Series 1997 (Unitel Mobile Video Project) (the "Bonds") pursuant to a Trust Indenture, dated as of July 1, 1997 (the "Indenture"), between the Authority and PNC Bank, National Association (the "Trustee");

      WHEREAS, the Bonds and the Indenture provide among other things, that the owners of the Bonds (the "Owners"), may elect (or may be required) in certain instances to tender their Bonds for purchase upon the terms and conditions contained in the Bonds and the Indenture;

      WHEREAS, the Indenture provides for the appointment of a remarketing agent to perform certain duties, including the use of its best efforts to remarket any Bonds tendered for purchase by the Owners; and

      WHEREAS, the Remarketing Agent has agreed to accept the duties and responsibilities of the remarketing agent under the Indenture and this Agreement;

      NOW, THEREFORE, for and in consideration of the mutual covenants made herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      Section  1.   Definitions.   Unless   otherwise   defined  herein,   all
capitalized terms shall have the meanings ascribed to them in the Indenture.

      Section 2. Appointment of Remarketing Agent. Subject to the terms and conditions contained herein, the Authority hereby appoints RRZ PUBLIC MARKETS, INC. as exclusive Remarketing Agent for the Bonds, and RRZ PUBLIC MARKETS, INC. hereby accepts such appointment.

      Section 3. Responsibilities of Remarketing Agent. Subject to the terms and conditions set forth in this Agreement, the Remarketing Agent agrees to perform the duties of Remarketing Agent set forth in the Indenture. It is understood that in undertaking to perform such duties, and in the performance thereof, it is the intention of the parties that the Remarketing Agent will act solely as an agent and not as a principal except as expressly provided in Section 12.

            (a) Determination of Interest Rates. The Remarketing Agent shall determine the interest rates on the Bonds in the manner and at the times specified therefor in the Indenture.

            (b) Remarketing of Tendered Bonds.

                  (i) The Remarketing Agent shall use its best efforts to
            remarket Bonds to be purchased as described in the Indenture and to continue to remarket on an ongoing basis any Bonds purchased by the Bank's Agent or the Bank.

                  (ii) The Remarketing Agent

                        (A) will suspend its remarketing efforts upon the
                  receipt of notice of the occurrence and continuation of an event of default under the Letter of Credit Agreement, the Indenture or the Loan Agreement; and

                        (B) may suspend its remarketing efforts immediately upon
                  the occurrence of any of the following events, which suspension will continue so long as the situation continues to exist:

                              (1) suspension or material limitation in trading
                        in securities generally on the New York Stock Exchange;

                              (2) a general moratorium on commercial banking
                        activities in Pennsylvania or New York is declared by either federal, Commonwealth of Pennsylvania or New York State authorities;

                              (3) the engagement by the United States in
                        hostilities if the effect of such engagement, in the Remarketing Agent's judgment, makes it impractical or inadvisable to proceed with the solicitation of offers to purchase the Bonds;

                              (4) legislation shall be introduced by committee,
                        by amendment or otherwise, in, or be enacted by, the House of Representatives or the Senate of the Congress of the United States, or a decision by a court of the United States shall be rendered, or a stop order, ruling, regulation or Private Placement Memorandum by, or on behalf of, the United States Securities and Exchange Commission or other governmental agency having jurisdiction of the subject matter shall be made or proposed, to the effect that the offering or sale of obligations of the general character of the Bonds, as contemplated hereby, is or would be in violation of any provision of the Securities Act of 1933, as amended (the "Securities Act") and as then in effect, or the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as then in effect, or the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of obligations of the general character of the Bonds, or the Bonds, as contemplated hereby;

                              (5) any event shall occur or information shall
                        become known, which, in the Remarketing Agent's reasonable opinion, makes untrue, incorrect or misleading in any material respect any statement or information contained in the disclosure documents provided to the Remarketing Agent in connection with the performance of its duties hereunder, whether provided pursuant to Section 5 or otherwise, or causes such documents to contain an untrue, incorrect or misleading statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

                              (6) any governmental authority shall impose, as to
                        the Bonds, or obligations of the general character of the Bonds, any material restrictions not now in force, or increase materially those now in force;

                              (7) any of the representations and warranties of
                        the Trustee made hereunder shall not have been true and correct, in all material respects, on the date made; or

                              (8) the Authority in all material respects, fails
                        to observe any of the covenants or agreements made herein.

      Section 4. Resignation and Removal of Remarketing Agent. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days' notice to the Authority, the Bank, the Bank's Agent, the Corporation, the Trustee and the Trustee's Agent. The Remarketing Agent may be removed at any time upon 30 days' notice, at the direction of the Corporation, by an instrument, signed by the Corporation, filed with the Remarketing Agent, the Bank, the Bank's Agent, the Trustee and the Trustee's Agent

      In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or, if there be no successor, to the Trustee.

      Section 5. Disclosure Materials.

            General. If the Remarketing Agent determines that it is necessary or desirable to use an Private Placement Memorandum or other disclosure document in connection with its remarketing of the Bonds, the Remarketing Agent will notify the Trustee and the Authority which will provide the Remarketing Agent with a disclosure document in respect of the Bonds satisfactory to the Remarketing Agent and its counsel. The Trustee will supply the Remarketing Agent with such number of copies of the disclosure document as the Remarketing Agent requests from time to time and the Trustee will amend the document (and all documents incorporated by reference) so that at all times the document will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In connection with the use of any disclosure document by the Remarketing Agent in its remarketing of the Bonds, the Trustee will furnish to the Remarketing Agent such certificates, accountants' letters and opinions of counsel as the Remarketing Agent reasonably requests. In addition, the Trustee at its own expense, will take all steps reasonably requested by the Remarketing Agent that the Remarketing Agent or its counsel may consider necessary or desirable to (a) register the sale of the Bonds by the Remarketing Agent under any federal or state securities law or qualify the Indenture under the Trust Indenture Act, or (b) enable the Remarketing Agent to establish a "due diligence" defense to any action commenced against the Remarketing Agent in respect of any disclosure document.

      Section 6. Indemnification and Contribution. (a) Trustee will indemnify and hold harmless the Remarketing Agent and each of its directors, officers and employees and each person who controls the Remarketing Agent within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which any such indemnified party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such indemnified party for any reasonable legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) an allegation or determination that the Bonds should have been registered under the Securities Act or the Indenture should have been qualified under the Trust Indenture Act, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any disclosure documents furnished pursuant to Section 5 hereof or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but the Trustee will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the document in reliance upon and in conformity with written information furnished to the Trustee by the Remarketing Agent specifically for use in connection with the preparation of the documents. This indemnity agreement will not limit any other liability to any such indemnified party the Trustee otherwise may have; provided that in no event will the Trustee be obligated for double indemnification.

            (b) An indemnified party shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnification may be sought against an indemnifying party, notify the indemnifying party in writing of the commencement of the action. Failure of the indemnified party to give such notice will not relieve the indemnifying party from any liability it may have to such indemnified party. If such an action is brought against an indemnified party and such indemnified party notifies the indemnifying party of its commencement, the indemnifying party may, or if so requested by such indemnified party will, participate in or assume its defense, with counsel reasonably satisfactory to the indemnified party and, after notice from the indemnifying party to such indemnified party of an election to assume the defense, the indemnifying party will not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense other than reasonable costs of investigation. Until the indemnifying party assumes the defense of any such action at the request of such indemnified party, the indemnified party may participate at its own expense in the defense of such action. If the indemnifying party does not retain counsel to take charge of the defense or if the indemnified party reasonably concludes that there may be defenses available to it different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to assume the defense of such action on behalf of such indemnified party), legal and other expenses reasonably incurred by the indemnified party shall be borne by the indemnifying party. Any obligation under this Section of an indemnifying party to reimburse an indemnified party for expenses shall be payable in reasonable amounts and at reasonable periodic intervals not more often than monthly as required by the indemnified party, but if the indemnified party is later determined not to be entitled to indemnification under this Section or otherwise, the indemnified party will promptly return any moneys paid pursuant to this sentence. No party will be liable with respect to any settlement effected without its consent.

      Section 7. Fees and Expenses. In connection with the remarketing of Bonds for an Interest Period equal to or less than one year, the Trustee shall pay the Remarketing Agent a reasonable remarketing fee acceptable to the Authority, the Corporation and the Remarketing Agent.

      In connection with the remarketing of Bonds for an Interest Period greater than one year, the Trustee shall pay the Remarketing Agent a reasonable remarketing fee mutually acceptable to the Authority, the Corporation and the Remarketing Agent.

      The Trustee will pay all expenses of delivering remarketed Bonds and reimburse the Remarketing Agent for all direct, out-of-pocket expenses incurred by it as Remarketing Agent, including reasonable counsel fees and disbursements.

      Section 8. Representations, Warranties, Covenants and Agreements of the Remarketing Agent. The Remarketing Agent, by its acceptance hereof, represents, warrants and covenants and agrees with the Trustee as follows:

            (a) the Remarketing Agent is a member of the National Association of Securities Dealers and meets the requirements for the Remarketing Agent set forth in the Indenture;

            (b) the Remarketing Agent has been duly incorporated, is validly existing and is in good standing under the laws of the Commonwealth of Pennsylvania and is authorized by law to perform all the duties and obligations imposed upon it as Remarketing Agent by this Agreement and the Indenture; and

            (c) the Remarketing Agent has full power and authority to take all actions required or permitted to be taken by the Remarketing Agent by or under, and to perform and observe the covenants and agreements on its part contained in, this Agreement and the Indenture.

            (d) the Remarketing Agent will perform and observe the covenants and agreements on its part contained in this Agreement and the Indenture in compliance with all applicable Federal and State laws.

      Section 9. Representations, Warranties, Covenants and Agreements of the Trustee. The Trustee, by its acceptance hereof, represents, warrants, covenants, and agrees with the Remarketing Agent that it:

            (a) in its individual capacity is a national banking association duly organized and validly existing under the laws of the United States of America;

            (b) has full power and authority to take all actions required or permitted to be taken by the Trustee by or under, and to perform and observe the covenants and agreements on its part contained in, this Agreement and any other instrument or agreement relating thereto to which the Trustee is a party; and

            (c) has, on or before the date hereof, duly taken all action necessary to be taken by it prior to such date to authorize (i) the execution, delivery and performance of this Agreement, the Loan Agreement and any other instrument or agreement to which the Trustee is a party and which has been or will be executed in connection with the transactions contemplated by the foregoing documents; and (ii) the carrying out, giving effect to, consummation and performance of the transactions and obligations contemplated by the foregoing agreements and by the Private Placement Memorandum.

      Section 10. Term of Agreement. This Agreement shall become effective on the date hereof and shall continue in full force and effect until the payment in full of the Bonds or the earlier conversion of all Bonds to the Fixed Mode, subject to the right of termination as provided herein.

      Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

      Section 12. Dealing in Bonds by the Remarketing Agent. The Remarketing Agent, in its individual capacity, may in good faith buy, sell, own, hold and deal in any of the Bonds, including, without limitation, any Bonds offered and sold by the Remarketing Agent pursuant to this Agreement, and may join in any action which any Owner may be entitled to take with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or be interested in any financial or other transaction with the Trustee and may act as depositary, trustee, or agent for any other obligations of the Trustee as freely as if it did not act in any capacity hereunder.

      Section 13. Intention of Parties. It is the express intention of the parties hereto that any purchase, sale or transfer of any Bonds, as herein provided, shall not constitute or be construed to be the extinguishment of any Bonds or the indebtedness represented thereby or the reissuance of any Bonds.

      Section 14. Miscellaneous. (a) Except as otherwise specifically provided in this Agreement, all notices, demands and formal actions under this Agreement shall be in writing and either (i) hand-delivered, (ii) sent by electronic means, or (iii) mailed by registered or certified mail, return receipt requested, postage prepaid, to:

The Remarketing Agent:

            RRZ PUBLIC MARKETS, INC.
            625 Liberty Avenue
            3100 CNG Tower
            Pittsburgh, Pennsylvania 15222

            Attention: Gregory R. Zappala
            Telephone: (412) 562-1000
            Telecopy: (412) 562-0222



The Authority:

            Allegheny County Industrial Development Authority
            400 Fort Pitt Commons
            445 Fort Pitt Boulevard
            Pittsburgh, PA  15219

            Attention: Gregg Bernaciak
            Telephone: (412) 350-1067
            Telecopy: (412) 642-2217

The Trustee and Paying Agent:

            PNC Bank, National Association
            One Oliver Plaza, 23rd Floor
            Corporate Trust Department
            Pittsburgh, Pennsylvania 15222

            Attention: Corporate Trust Manager
            Telephone: (412) 762-5540
            Telecopy: (412) 762-8226

The Bank's Agent:

            Heller Financial, Inc.
            500 West Monroe Lane
            Chicago, IL  60661

            Attention: HBC Portfolio Manager
            Telephone: (312) 441-6916
            Telecopy: (312) 441-7026

The Corporation

            Unitel Video, Inc.
            555 West 57th Street
            New York, NY 10019
            Telephone: (212) 265-3600
            Telecopy: (212) 581-7748
            Attention: General Counsel

The Remarketing Agent, the Trustee, the Authority, the Corporation, the Paying Agent and the Agent may, by notice given under this Agreement, designate other addresses to which subsequent notices, requests, reports or other communications shall be directed.

      (b) This Agreement shall inure to the benefit of and be binding only upon the parties hereto and their respective successors and assigns. The terms "successors" and "assigns" shall not include any purchaser of any of the Bonds merely because of such purchase. Except asexpressly set forth herein, neither the Bank's Agent nor any Owner or other third party shall have any rights or privileges hereunder.

      (c) All of the representations and warranties of the Trustee and the Remarketing Agent in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Remarketing Agent or the Trustee, (ii) the offering and sale of and any payment for any Bonds hereunder or (iii) termination or cancellation of this Agreement.

      (d) This Agreement and each provision hereof may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the parties hereto.

      (e) Nothing herein shall be construed to make any party an employee of the other or to establish any fiduciary relationship between the parties except as expressly provided herein.

      (f) If any provision of this Agreement shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatsoever.

      (g) This Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

                           [INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ALLEGHENY COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY


By: /s/ Gregory D. Bernaciak
    -----------------------------------


RRZ PUBLIC MARKETS, INC.


By: /s/ Nicholas F. Falgione, III
    -----------------------------------


PNC BANK, NATIONAL ASSOCIATION


By: /s/  Richard Ranii
    -----------------------------------


UNITEL VIDEO, INC.


By: /s/ George Horowitz
    -----------------------------------